Liquidity	9 Months Ended
Sep. 30, 2022
Disclosure Of Liquidity And Going Concern [Abstract]
Liquidity
2. Liquidity
The Company has recognized recurring losses. At September 30, 2022, the Company had working capital of $24,773,396, an accumulated deficit of $43,592,790, cash of $5,781,918, marketable securities of $20,752,290 and accounts payable, accrued expenses and other current liabilities of $3,070,949. The Company had active grants in the amount of $385,888, of which $300,386 remained available in accounts held by the U.S. Treasury as of November 1, 2022.
The future success of the Company is dependent on its ability to have the FDA lift the clinical hold on the Company’s
IkT-148009
programs for PD and MSA, successfully obtain additional working capital, obtain regulatory approval for and successfully launch and commercialize its product candidates and to ultimately attain profitable operations. Prior to its initial public offering in December 2020 (“IPO”), the Company had funded its operations primarily through cash received in connection with revenue from its various grant programs. In addition, in June 2021 and December 2020, the Company raised approximately $41.1 million and $14.6 million in working capital from its underwritten public offering (the “June 2021 Offering”) and its initial public offering IPO, respectively.
The Company is subject to a variety of risks similar to other early-stage life science companies including, but not limited to, the successful development, regulatory approval, and market acceptance of the Company’s product candidates, development by its competitors of new technological innovations, protection of proprietary technology, and raising additional working capital. The Company has incurred significant research and development expenses and general and administrative expenses related to its product candidate programs. The Company anticipates costs and expenses to increase in the future as the Company continues to develop its product candidates.
The Company may seek to fund its operations through additional public equity, private equity, or debt financings, as well as other sources. However, the Company may be unable to raise additional working capital, or if it is able to raise additional capital, it may be unable to do so on commercially favorable terms. The Company’s failure to raise capital or enter into such other arrangements if and when needed would have a negative impact on the Company’s business, results of operations and financial condition and the Company’s ability to continue to develop its product candidates.
The Company estimates that its working capital at September 30, 2022 is sufficient to fund its normal operations through February 2024. However, until the Company receives and evaluates the official clinical hold letter from the FDA, it is unable to fully evaluate the effect of the clinical hold on the Company’s liquidity. For example, if or when the clinical hold is lifted by the FDA, it is likely that the Company will have to recommence its
IkT-148009
201 clinical trial for PD. In such event, the costs of completion of such clinical trial will be greater than originally anticipated.
The accompanying unaudited condensed consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the ordinary course of business. The condensed consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might result from the outcome of the uncertainties described above.